                                                                   EXHIBIT 10.59
                               CARRIER AGREEMENT

                    T E R M S   A N D   C O N D I T I O N S

  This Carrier Agreement (the "Agreement"), is between MCI TELECOMMUNICATIONS CORPORATION ("MCI"), and CONCENTRIC NETWORK CORPORATION ("Customer"), a resale common carrier subject to the Communications Act of 1934, as amended.

1.   Scope of Agreement.
     ------------------

     1.1   Carrier to Carrier.  MCI shall provide to Customer certain specified
           ------------------
     domestic interstate service(s), international services, and intrastate common carriage services. For domestic interstate and international services, this Agreement incorporates by reference the terms of MCI Tariff FCC No. 1 on file with the Federal Communications Commission ("FCC"), together with any successor to such tariff ("Tariff"), which may be modified from time to time by MCI in accordance with law and thereby affect the services furnished Customer under this Agreement, except that the following terms and conditions shall supplement or, to the extent inconsistent, supersede Tariff terms and conditions. Subject to amendment by the parties, the terms and conditions of this Agreement shall remain in effect throughout the Service Term (as defined herein). For intrastate services, this Agreement incorporates by reference each applicable state tariff filed by MCI, which may be modified by MCI from time to time, and thereby affect the service(s) furnished to Customer. This Agreement is entered pursuant to Section 211(a) of the Communications Act of 1934, as amended.

     1.2   Definitions.  Capitalized terms not otherwise defined in this
           -----------
     Agreement shall have the meanings assigned to them in the Tariff.

2.   Term.
     ----

     2.1   Service Term.  Following execution of this Agreement by both
           ------------
     parties in accordance with paragraph 19 herein, the term of this Agreement ("Service Term") shall begin effective as of August 1, 1998 ("Effective Date") and will continue for a period of twenty-four (24) months therefrom.

     2.2   Expiration of Service Term.  Unless extended pursuant to
           --------------------------
     Paragraph 2.3 herein, this Agreement shall automatically terminate upon expiration of the Service Term, and Customer shall be fully subject to all the terms and conditions, including standard tariff rates, set forth in the Tariff and respective state tariffs for MCI Services received by Customer after such expiration.

     2.3   Extension of Service Term.  Upon expiration of the Service Term,
           -------------------------
     Customer shall have the option to renew the Agreement on a month-to-month basis for up to a period of twelve (12) months, provided Customer has satisfied its Monthly Commitment pursuant to Paragraph 3 herein. After the twelfth month following expiration of the Agreement, and upon no less than thirty (30) days written notice from Customer to MCI before the end of the twelfth month, Customer shall notify MCI of its desire to renew the Agreement for an additional one-year term (the "Notification Date"). MCI may refuse to renew the Agreement for an additional one year term by giving Customer written notice within thirty (30) days of the Notification Date.

________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

3.   Monthly Usage; Monthly Commitment.
     ---------------------------------

     3.1  Monthly Usage.   As used herein, "Monthly Usage" shall mean the amount
          -------------
     of Customer's usage of MCI Services during each monthly billing period of the Service Term, calculated in accordance with the following:

          3.1.1 Domestic interstate and international MCI services (hereinafter "Interstate Services" and "International Services") shall be calculated at the rates set forth in Attachment 1, after application of all discounts and credits;

          3.1.2 Domestic intrastate MCI services shall be calculated at standard tariff rates (hereinafter "Intrastate Services'); and

          3.1.3 Monthly Usage excludes: (i) charges for tariffed MCI products and services not set forth herein; (ii) charges for any non-Tariffed products or services; (iii) access or egress (or related) charges, including without limitation, tariffed access charges and access charges imposed by third parties, except to the extent any rates herein expressly include such charges; (iv) standard Tariffed non-recurring charges; (v) installation charges; (vi) charges for equipment and collocation; (vii) taxes, tax-related surcharges or tax-like surcharges; (vii) and other MCI tariffed charges or surcharges, including without limitation, Universal Service fund charges, Presubscribed Interexchange Carrier charges, National Access Fees and payphone use charges; any of which, to the extent applicable, are payable by Customer in addition to Monthly Usage charges.

          3.1.4 "MCI Services" shall include only those Interstate Services, International Services and Intrastate Services provided by MCI pursuant to the terms of this Agreement and specifically described herein.

     3.2  Monthly Commitment.  During each monthly billing period of the Service
          ------------------
     Term, Customer's Monthly Usage shall equal or exceed the following:
     ("Monthly Commitment")

          Months           Monthly Commitment
          ------           ------------------
          1 through 24     $500,000

          3.2.1 Customer may satisfy up to thirty percent (30%) of its Monthly Commitment through the use of MCI provided Local Loop revenue.

          3.2.2 Revenue from the IOC's associated with MCI OC-3 or OC-12 point to point Private Line circuits provided to Customer under this Agreement will count towards satisfying Customer's Monthly Commitment.

     3.3  Underutilization.  During any month of the Service Term in which
          ----------------
     Customer's Monthly Usage is less than the Monthly Commitment, for that month, Customer will pay, in addition to all other applicable charges, Customer's Usage Charges (as hereinafter defined), plus an underutilization charge (which Customer agrees is reasonable) equal to the difference between Customer's Usage Charges and the Monthly Commitment ("Underutilization Charge"). In no event, however, shall Customer be obligated pursuant to this Paragraph to pay more in any month than Customer's Monthly Commitment for that month.

                               MCI CONFIDENTIAL

4.   Rates and Additional Terms.
     --------------------------

     4.1  Rates.  Customer shall pay the rates and charges for MCI Services set
          -----
     forth in the Attachments and Exhibits to this Agreement and agrees to the additional terms and conditions set forth in such Attachments and Exhibits. Except as expressly provided to the contrary, the rates set forth in the Attachments and Exhibits are in lieu of, and not in addition to, any other discount, promotion, and/or credit (tariffed or otherwise). The rates for all other MCI products and services not explicitly referenced within this Agreement shall be governed by the applicable MCI tariff.

          The rates set forth in this Agreement do not include the following: charges for MCI Services other than those set forth herein; non-Tariffed products; access or egress (or related) charges, including without limitation, tariffed access charges and access charges imposed by third parties; standard Tariffed non-recurring charges; installation; taxes, tax-related surcharges, or tax-like surcharges; and other tariffed charges, including without limitation, universal service fund charges, presubscribed interexchange carrier charges, national access fees and payphone use charges; which, to the extent applicable, are additional. Except as expressly provided to the contrary, the rates set forth herein are in lieu of, and not in addition to, any other discounts, promotions, and/or credits (tariffed or otherwise).

     4.2  Program Review.  MCI retains the right to review and revise the
          --------------
     rates, terms and/or composition of the MCI Prism I and MCI Toll Free DAL LEC Groups provided herein, including without limitation, the rates and charges, credits and discounts and/or the composition of the aforementioned LEC Groups set forth in the Attachments and Exhibits to this Agreement, upon not less than thirty (30) days prior written notice to Customer, stating the effective date and terms of the revision, in accordance with the following ("Program Review"):

          4.2.1 If Customer demonstrates to MCI that the Program Review results in (i) an average rate increase, for an individual MCI product, of more than [*]* above the rates in effect immediately prior to the effectiveness of the Program Review changes, or (ii) a rate increase to any LEC Group that affects more than [*] of Customer's total MCI Prisim I or MCI Toll Free DAL traffic measured at the rates in effect at the time of the adjustment with each MCI product calculated independently, Customer will have the option to move traffic affected by the Program Review to another carrier.

          4.2.2 If Customer elects to move such traffic to another carrier, MCI will reduce Customer's Monthly Commitment by an amount equal to the "Monthly Commitment Adjustment." The Monthly Commitment Adjustment shall be calculated by obtaining Customer's monthly average usage of the traffic affected by the Program Review during the three (3) consecutive months prior to the time of the adjustment or, if Customer has less than three (3) consecutive months usage, during the period of Customer's actual usage prior to the time of the adjustment. The Monthly Commitment Adjustment shall be measured at the rates in effect at the time of the adjustment and [*].

          4.2.3 If the Monthly Commitment Adjustment results in a decrease in Customer's Monthly Commitment of [*], the parties may elect to negotiate a new agreement or either party may terminate this Agreement without liability by providing the other party with no fewer than thirty (30) day prior written notice and such termination shall not be considered a breach of this Agreement.

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

     4.3  MCI International Rate Review.  MCI may, at its option, revise the
          -----------------------------
     rates for any International Services contained herein by providing written notice to Customer given not fewer than thirty (30) days prior to the effective date of the rate revision ("Rate Review") in accordance with the following:

          4.3.1 If Customer demonstrates to MCI that the International Rate Review results in (i) a rate increase to any country [*] the rates in effect at the time of the adjustment, or (ii) a rate increase that [*] measured at the rates in effect at the time of the adjustment, Customer will have the option to cease traffic to that country and move such traffic to another carrier.

          4.3.2 If, pursuant to Paragraph 4.3.1 above, Customer elects to move such traffic to another carrier, MCI will reduce Customer's Monthly Commitment by an amount equal to the "Monthly Commitment Adjustment." The Monthly Commitment Adjustment shall be calculated by obtaining Customer's monthly average usage of International Prism I, International Toll Free DAL and/or Canadian Toll Free Service to the country in which Customer elects to move traffic during the three (3) consecutive months prior to the time of the adjustment or, if Customer has less than three (3) consecutive months usage, during the period of Customer's actual usage prior to the time of the adjustment. The Monthly Commitment Adjustment shall be measured at the rates in effect at the time of the adjustment and [*][*].

     4.4  Service Limitations.  The following provisions are applicable to
          -------------------
          Customer's use of MCI Service, in addition to all applicable provisions of the Tariff governing the use and misuse of MCI Service. If MCI detects the use of MCI Services for international call-back offerings using uncompleted call signaling, or detects the use of "polling" technique by Customer for signaling, setup or completion of calls, MCI may, in its sole judgment and determination, and subject to and without limitation upon the Tariff, block the applicable calls, or block all service to the affected country or countries. MCI may, in its independent judgment, immediately terminate this Agreement or any affected services herein, without liability, if the FCC, any other agency or body of the federal government, any agency or body of any state or local government, any state or federal court, or any foreign PTT, international authority, government, or regulatory body, or any International Telecommunications Operator ("ITO") (each a "Regulatory Entity"), takes action, or issues an order, ruling or judgment, or threatens to do so pending corrective action by MCI, which has the effect of preventing or impeding MCI from performing any material obligation in this Agreement. No MCI action under this Paragraph resulting from the action or threatened action of a Regulatory Entity as described above shall be considered a breach of this Agreement by MCI.

     4.5  Payphone Surcharge.  Pursuant to Section 276 of the Telecommunications
          ------------------
     Act of 1996, and the regulations implementing Section 276, the FCC has prescribed regulations that establish a compensation plan to ensure that all payphone service providers are compensated for calls from a payphone ("Payphone Compensation Law"). MCI reserves the right to adjust its rates, including the rates herein, or to impose additional charges or surcharges in order to recover amounts MCI is required to pay to payphone service providers pursuant to the Payphone Compensation Law, and any costs incurred by MCI in connection with the Payphone Compensation Law.

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

5.   Security.
     --------

     5.1  Alternative or Additional Security.  Nothing contained herein shall
          ----------------------------------
     limit or be interpreted to limit MCI's rights as provided for in Section B-7.04 of the Tariff to require, in MCI's sole discretion, alternative or additional security from Customer. Customer's failure or refusal to comply with such requirement upon MCI's request therefor may result in the cancellation of this Agreement and Customer's service for cause pursuant to Section B-11.01 of the Tariff. The security arrangements provided for hereunder shall survive the expiration of the Service Term, as defined herein, and shall remain in effect so long as Customer uses MCI Services or has any outstanding balance due for use of MCI Services.

     5.2  Letter of Credit.  Consistent with Section B-7.04 of the Tariff and in
          ----------------
     specific implementation of such Tariff provision, Customer shall be required, as a condition precedent to receipt of MCI Services hereunder, to provide within ten (10) days of executing this Agreement a security deposit or unconditional and irrevocable stand-by letter of credit in a form and from a bank acceptable to MCI in an amount equal to the greater of: [*]*. MCI shall not accept any orders from Customer for MCI Services until the security deposit or letter of credit described in this Paragraph 5.2 has been provided by Customer.

6.   Payment.
     --------

     6.1 Payment is due on or before 5:00 p.m. (eastern standard time) of the third day of each month for the prior calendar month's MCI consolidated invoice, with the amount due based on an MCI estimate or, if MCI does not provide Customer with an estimate before the date on which payment is due, then Customer's payment shall be equal to one hundred percent (100%) of the amount of Customer's most recent MCI consolidated invoice, plus any shortfall due thereunder. If, at the beginning of the Service Term, Customer has not received an estimated amount from MCI or any prior MCI consolidated invoice at the time payment is due, then Customer shall pay an amount equal to Customer's reasonable estimate of Customer's usage of MCI Services during the initial month. If Customer's estimated payment is less than the amount of the prior calendar month's MCI consolidated invoice ("shortfall"), then Customer shall pay the shortfall amount within thirty days (30) days from the original payment due date of the prior calendar month's MCI consolidated invoice. If Customer's estimated payment is greater than the amount of the prior calendar month's MCI consolidated invoice ("excess"), then Customer shall deduct the excess amount from the following month's estimated payment.

     6.2 Customer's failure to pay either the amount due or any shortfall in accordance with Paragraph 6.1 above may result in (i) the exercise of MCI's rights under the security provisions contained in Paragraphs 5.1 and 5.2 immediately above; (ii) the exercise of MCI's rights under Tariff Section B-11.01 or Paragraph 8.2.3 hereof with respect to termination of this Agreement; and/or (iii) MCI's application of any amount owed by MCI to Customer, whether under this Agreement or otherwise, to satisfy all or a portion of the amounts owed by Customer under this Paragraph 6.

     6.3  Billing Disputes.  If Customer disputes in good faith any portion of a
          ----------------
     monthly invoice, Customer may either pay the disputed amount in protest or withhold the disputed amount from the payment otherwise due for such month, provided Customer pays the balance of such invoice to MCI when due and provides written notice and Complete Documentation of such claim to MCI at the time that Customer pays the invoice on which such charge appears. Complete Documentation shall mean documents which identify the charge(s) disputed by the Customer (including corporate id, service location and circuit level detail), the

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL
     reason for such dispute, and the amount being withheld by Customer pending resolution of such dispute. In addition, Customer must provide to MCI additional information not later than five (5) business days following any MCI request for additional information. If MCI determines that the disputed portion is a valid charge, Customer shall, within five (5) business days of such determination, remit such amount to MCI. The Customer shall be responsible for any late payment or other charges which may be applicable to such withheld payment. If MCI determines that any disputed charge is an invalid charge, MCI shall credit Customer's invoice for such amount in the next appropriate billing cycle.

7.   Dispute Resolution.  Any dispute arising out of or related to this
     ------------------
     Agreement, including but not limited to tort claims, shall be submitted to J.A.M.S./ENDISPUTE for final and binding arbitration pursuant to the J.A.M.S./ENDISPUTE Arbitration Rules and Procedures in effect on the date of commencement of arbitration, and as modified by this Paragraph. The arbitration shall be conducted in accordance with the United States Arbitration Act, 9 U.S.C. 1 et seq. ("USAA"), notwithstanding any choice of law provision in this Agreement. Each party shall bear the fees and costs it incurs in preparing and presenting its own case. The parties agree that Washington, D.C., or Los Angeles, CA, at the option of the party filing such claim, shall be the location for the arbitration hearing. Any controversy over whether an issue is arbitrable shall be determined by the arbitrator. The arbitrator shall have no authority to award punitive or exemplary damages. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA. Neither party may seek injunctive relief of any kind prior to the confirmation of an arbitration award, except as expressly provided herein.

8.   Termination.
     -----------

     8.1  Termination for Insolvency.  If Customer becomes or is declared
          --------------------------
     insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, MCI may, upon ten (10) days prior written notice, terminate this Agreement without liability as of the date specified in such notice.

     8.2  Termination  by MCI.  In addition to the cancellation rights set
          -------------------
     forth in Section B-11 of the Tariff, MCI may, without incurring any liability, terminate this Agreement in whole or in part, as follows:

          8.2.1 MCI may terminate this Agreement, without termination liability by Customer, if Customer experiences a change in ownership or control or other transaction described in Paragraph 15.2 hereof, following the notice provided therein.

          8.2.2 If a Regulatory Entity takes or threatens action which give rise to an MCI right to terminate service as described in Paragraph
          4.4 hereof, or if MCI determines, in its sole discretion, that continued provision of MCI Service would contravene any local, state, national or international regulation, law, tariff or other legal restriction, MCI may immediately terminate this Agreement or the affected services, to be followed promptly by written notice to Customer. If Customer's actions were a direct or primary contributing cause of a Regulatory Entity's actions resulting in or otherwise directly the cause of MCI's termination of service under this Paragraph, such termination shall be for cause.

          8.2.3 MCI may terminate this Agreement for cause if Customer fails to meet any payment obligation hereunder or fails to provide any requested security deposit or letter of credit and such failure is not cured within three (3) business days after Customer's receipt of written notice from MCI notifying Customer of such failure.

                               MCI CONFIDENTIAL

          8.2.4 MCI may terminate this Agreement for cause upon thirty (30) days prior written notice, if Customer violates any applicable law, order or regulation, including without limitation, all rules pertaining to the sale or delivery of Customer's service(s) to end users or the sale or delivery of operator services to detention facilities, provided that MCI may immediately suspend service to customer in advance of such termination date if reasonably necessary in MCI's determination to prevent or limit potential loss or liability to MCI.

          8.2.5 MCI may terminate this Agreement for cause upon thirty (30) days prior written notice if Customer fails to abide by the requirements in Paragraph 9 (Nondisclosure), or Paragraph 17.1 (use of MCI's name).

          8.2.6 MCI may terminate this Agreement for cause if Customer shall have failed to meet its Monthly Commitment for three (3) consecutive monthly billing periods and fails to meet the Monthly Commitment for the full monthly billing period following Customer's receipt of written notice of termination under this Paragraph.

          8.2.7 MCI may terminate this Agreement for cause upon thirty (30) days written notice to Customer if Customer fails to comply with any other material term of this Agreement and Customer does not cure such failure within such 30 day period.

     8.3  Termination by Customer.
          -----------------------

          8.3.1 In addition to the cancellation rights set forth in Section B-5 of the Tariff, Customer may terminate this Agreement for cause, without incurring any liability except for payment of services rendered, upon thirty (30) days written notice to MCI if MCI fails to comply with a material term of this Agreement and does not cure such failure with such 30-day period.

     8.4. Transition Period.  If MCI terminates the Agreement pursuant to
          -----------------
     Paragraph 8.2.1, 8.2.2, or 8.2.6, MCI shall provide Customer with a three month period, beginning on the date Customer receives written termination notice, to transition the MCI Services ("Transition Period"), provided that, if MCI reasonably determines that the continued provision of MCI Services during the Transition Period would expose MCI to significant legal or financial liability or threaten MCI's good will and reputation, MCI may restrict, suspend or terminate MCI Services prior to the end of the
     Transition Period to the extent necessary to avoid such result.   During
     the Transition Period Customer shall be subject to the rates, terms and conditions set forth in the Agreement provided, however, that underutilization charges shall be waived and MCI will not accept any orders for new MCI Services during such period. Upon expiration of the Transition Period, Customer shall be fully subject to all the terms and conditions set forth in the Tariff and respective state tariffs for MCI Services received by Customer after such expiration, including without limitation standard Tariff rates and charges.

     8.5. Termination Liability.  If this Agreement is terminated before
          ---------------------
     the expiration of the Service Term, (i) by Customer other than as provided in Paragraph 8.3; or (ii) by MCI for cause in accordance with Paragraph 8.2 above (other than Paragraph 8.2.1), or for cause pursuant to the Tariff, then Customer shall pay MCI, within thirty (30) days of the effective date of such termination, an amount equal [*]*. Such payment shall be in addition to all unsatisfied payment obligations incurred by Customer under this Agreement through such termination date. Customer shall also repay MCI the credits received pursuant to the Attachment(s) and Exhibit(s) of this Agreement, other than usage-based credits measured by intrastate usage of MCI Services.

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

     Charges payable by Customer under this Paragraph 8.5 are not exclusive of any other rights or remedies to which MCI may be entitled with respect to any breach or failure by Customer.

9.   Confidential Information; Nondisclosure.
     ---------------------------------------

     9.1  Confidential Information.  As used in this Agreement, "Confidential
          ------------------------
     Information" shall mean any of the terms and conditions set forth in this Agreement, any information related to the performance of or subject matter of this Agreement, or any information and materials that may be reasonably understood (from legends, the nature of such information or the circumstances of such information's disclosure) to be confidential and/or proprietary to the party to this Agreement disclosing such information ("Discloser") or to third parties to whom Discloser owes a duty of nondisclosure, which is disclosed to the other party to this Agreement ("Recipient"). Confidential Information shall include any product descriptions or documentation, procedures, reports, software, databases, customer information, notices, invoices or other communications related to this Agreement and the Services provided hereunder, together with all proposals, presentations, communications, or other material related to the negotiation of this Agreement. "Proprietary Information" shall include such Confidential Information disclosed under this Agreement as is by its nature and the intent of its disclosure to be and remain the property of the owner thereof (whether the Discloser or a third party), the disclosure of which is intended to be only for temporary viewing or use by the Recipient. No proprietary interest shall be obtained by a Recipient of Proprietary Information hereunder or by any person or entity to whom Recipient may transfer Proprietary Information, whether such transfer is in compliance with this Agreement or otherwise.

     9.2  Obligations.
          -----------

          9.2.1 Except as provided in Paragraph 9.3 below, Recipient shall not disclose Confidential Information in its possession to any third party during the Service Term of this Agreement, or during the three (3) year period thereafter, without the prior written consent of the Discloser.

          9.2.2 Recipient shall protect Confidential Information received by it from disclosure to others, using the same degree of care used to protect its own confidential or proprietary information of like importance, but in any case using no less than a reasonable degree of care.

          9.2.3 Recipient shall not make any copies of Confidential Information received by it except to the extent necessary in connection with the purposes of such disclosure or as otherwise expressly permitted by the Discloser. Any copies of Confidential Information shall be made so as to reproduce such proprietary legends or notices (whether of the party providing the Confidential Information or of a third party owner thereof) as are contained in or on the original.

          9.2.4 Recipient shall use Confidential Information only in connection with the services provided pursuant to or in performance of obligations under this Agreement, except as otherwise expressly permitted by the Discloser in writing.

          9.2.5 Recipient shall return Proprietary Information and any copies thereof upon written request, upon expiration or earlier termination of this Agreement, or upon Recipient's discontinuation of use of the related service, and such Proprietary Information shall not thereafter be retained in any form by Recipient, its affiliates, or any employees or independent contractors thereof.

                               MCI CONFIDENTIAL

     9.3  Exceptions.
          -----------

          9.3.1 A Recipient may disclose Confidential Information received hereunder to its employees who have a need to know to perform obligations or exercise rights under this Agreement, and who are bound to protect the received Confidential Information from unauthorized use and disclosure under the terms of a written confidentiality agreement with Recipient (including without limitation a pre-existing written agreement).

          9.3.2 A Recipient may disclose Confidential Information if such disclosure is lawfully required by any federal or state governmental agency or is otherwise required by law or is necessary in any proceeding establishing rights and obligations under this Agreement. In the event Recipient is required by law, regulation or court order to disclose any Confidential Information, to the extent permitted by time and the governing authority compelling such disclosure, Recipient will promptly notify Discloser in writing prior to making any such disclosure in order to allow Discloser to seek a protective order or other appropriate remedy from the proper authority. Recipient agrees to cooperate with Discloser in seeking such order or other remedy, to the extent legally permitted and commercially reasonable. Recipient further agrees that, under any circumstances, Recipient will furnish only that portion of the Confidential Information which is legally required and will exercise all reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the Confidential Information by the governing authority receiving such information.

          9.3.3 The restrictions set forth in this Agreement on the use and disclosure of Confidential Information shall not apply to information that: (a) was publicly known at the time of Discloser's communication thereof to Recipient or subsequently becomes publicly known through no fault of Recipient; (b) is in Recipient's possession free of any obligation of confidentiality at the time of Discloser's communication thereof to Recipient; (c) is developed by Recipient independently of and without use of any Confidential Information previously disclosed by Discloser to Recipient or to a third party under a condition of confidentiality; (d) is rightfully obtained by Recipient without restriction from third parties authorized by Discloser to provide such information to Recipient or third parties; or (e) is identified by Discloser in writing as no longer proprietary or confidential.

     9.4  Additional Terms.
          ----------------

          9.4.1 Disclosures of Confidential Information subject to this Agreement shall include disclosures in written or other tangible form (including on electronic, digital or magnetic media) or by audible, visual, electronic or other means.

          9.4.2 No licenses or rights, proprietary or otherwise, with respect to any Proprietary Information, patent, copyright, trademark, or trade secret are granted or are to be implied by this Agreement, except to the extent expressly provided herein.

          9.4.3 The Parties acknowledge that Confidential Information is unique and valuable, and that disclosure in breach of this Agreement is material and will result in irreparable injury to the owner thereof for which monetary damages alone would not be an adequate remedy. Therefore, the parties agree that in the event of a breach or threatened breach of confidentiality, a party shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach or anticipated breach without the necessity of posting a bond. Any such relief shall be in addition to and not in lieu of any other applicable remedies or relief to which such party is entitled, including termination of this Agreement and monetary damages.

                               MCI CONFIDENTIAL

10.  Notices.
     -------

     All notices, reports and other communications pursuant to or in connection with this Agreement shall be given by personal delivery, registered or certified mail (return receipt requested), or courier service. Notice shall be deemed received from the date the communications is delivered to the applicable location at the address shown below:

     If to MCI:                            If to Customer:

     MCI Telecommunications Corporation    Concentric Network Corporation
     205 N. Michigan, Suite 2600           10590 N. Tantau Ave.
     Chicago, IL  60601                    Cupertino, CA   95014
     ATTN.:  Business Markets,             ATTN.:  Henry R. Nothhaft,
             Legal Affairs                 Chairman, President, CEO

     CC:  MCI Account Team

     MCI
     100 S. Fourth Street; Suite 300
     St. Louis, MS  63102
     ATTN.:  Mr. Edward C. Schneider

11.  Letter of Agency.
     ----------------

     Customer shall appoint MCI as its agent with respect to the ordering and provisioning of service pursuant to a Letter of Agency in substantially the form attached hereto and incorporated herein as Attachment 2 to this Agreement. MCI will not be responsible for any delays or limitations in the provision of services with local exchange carriers (LECs) resulting from the failure of Customer to provide such agency or the failure of a LEC to accept such authorization.

12.  Surcharge Exemption and Tax Exemption.
     --------------------------------------

     12.1 When applicable, Customer shall certify that any special access circuits provided in connection with MCI Services terminate in a device that is not capable of interconnecting MCI's service with the local exchange network and, as such, the special access circuits are surcharge exempt from the Local Exchange Carrier's ("LECs") special access surcharge ("Surcharge Exempt"). If Customer is not Surcharge Exempt Customer shall pay all applicable LEC surcharges.

     12.2 When applicable, Customer shall provide MCI certifications that Customer is exempt from federal, state, and/or local taxes.

13.  Limitation of Liability; Indemnification.
     ----------------------------------------

     13.1 Under no circumstances shall either party be liable for any indirect, incidental, special, exemplary, punitive or consequential damages, including, without limitation loss of use or lost business, revenue, profits or goodwill, that results from MCI's provision of or failure to provide, or Customer's use of or inability to use any of the MCI Services provided under this Agreement, even if such party had been advised, knew or should have known of the possibility of such damages,. The foregoing limitation applies to all causes of actions and claims, including without limitation breach of contract, breach of warranty, negligence, strict liability, misrepresentation and other torts. Further, no cause of action which arose more than one (1) year prior to the institution of a legal proceeding alleging such cause of action may be asserted by either party against the other.

                               MCI CONFIDENTIAL

     13.2 To the extent applicable, the terms and conditions of the Tariff shall govern the extent of MCI's liability with respect to this Agreement and the Services provided hereunder. With respect to any service, product, action, obligation, facility or event not covered by the terms of the Tariff, whether outside of the terms of the Tariff or determined not to be covered under the Tariff by a final decision of a court of competent jurisdiction, the total liability of MCI to Customer in connection therewith shall be limited to the lesser of (a) direct damages proven by Customer or (b) the aggregate amounts paid by Customer to MCI under this Agreement for the one (1) month period prior to accrual of such cause of action for the specific product or service which forms the basis for such cause of action. The foregoing limitation applies to all causes of actions and claims, including, without limitation, breach of contract, breach of warranty, negligence, strict liability, misrepresentation and other torts. Further, MCI's liability with respect to individual MCI services may also be further limited pursuant to the terms and conditions of the applicable Attachments and Exhibits to this agreement. Customer acknowledges and accepts the reasonableness of the foregoing disclaimers and limitations of liability.

     13.3 In addition to any indemnification rights set forth in the Attachments and Exhibits to this Agreement or in the Tariff, Customer agrees to indemnify, defend at Customer's expense and hold harmless MCI, its parent, affiliates, subsidiaries, directors, officers, employees, and agents (collectively the "MCI Indemnitees") against any actions, claims, suits, losses, expenses or damages asserted against or incurred by any of the MCI Indemnitees arising out of or related to: (i) Customer's acts, omissions and/or breach of its obligations hereunder; (ii) the violation of any FCC or other applicable international, federal, state or local law or regulation by Customer; (iii) the accuracy of or authorization for any service orders submitted by Customer hereunder; or (iv) Customer's connection of any MCI facility, product, or service to any third party facility, service or network, including without limitation damages resulting from unauthorized use of, or access to, MCI's network. Notwithstanding any other provision of this Agreement, Customer shall pay all damages, settlements, expenses and costs, including costs of investigation, court costs and reasonable attorneys' fees and costs (including allocable costs of in-house counsel) incurred by MCI Indemnitees as set forth in this Paragraph, including, without limitation, reasonable attorneys' fees and costs (including allocable costs of in-house counsel) incurred in enforcing this Agreement.

     13.4 Customer shall be fully responsible to MCI for all acts or omissions of Customer's employees, customers, end-users (whether authorized users or otherwise), vendors, subcontractors, and agents with respect to the ordering or use of the MCI Services provided hereunder, or in any respect related to the provisions or subject matter of this Agreement.

14.  Governing Law.
     -------------

     This Agreement, including all matters relating to the validity, construction, performance and enforcement thereof, shall be governed by the laws of the Communications Act of 1934, as amended and as interpreted and applied by the FCC, except to the extent matters must be governed by state law, in which case such matters shall be governed by the laws of the State of New York without giving reference to its principles of conflicts of law.

15.  Assignment.
     ----------

     15.1 This Agreement shall be binding on Customer and its respective successors and assigns. Customer may not assign this Agreement, whether by operation of law or otherwise, without the prior written consent of MCI, which shall not be unreasonably withheld. Any attempted assignment to which MCI does not consent shall be void.

     15.2 If Customer undergoes a merger, sale or corporate reorganization involving a change of control, or a change of more than fifty percent (50%) of Customer's ownership or management, or if Customer sells,

                               MCI CONFIDENTIAL
     divests,transfers or leverages more than fifty percent (50%) of Customer's assets, telecommunications facilities or customer base, MCI may elect to terminate this Agreement by providing written notice of such election to Customer at least thirty (30) days prior to the date designated by MCI for such termination.

     15.3 This Agreement shall be binding on MCI and its respective successors and assigns.

16.  No Waiver.
     ---------

     No waiver of any of the provisions of this Agreement shall be binding unless it is in writing and signed by both parties. The failure of either party to insist on the strict enforcement of any provision of this Agreement shall not constitute a waiver of any provision and all terms shall remain in full force and effect.

17.  Resale of MCI Services.
     ----------------------

     17.1 In reselling MCI Services under this Agreement, Customer will observe the highest standard of integrity and fair dealing with members of the public. Customer agrees to sell and bill its own services under Customer's own name, identity or mark, and Customer further agrees not to reference MCI's name or marks in any context involving Customer's furnishing of services to the public. In addition to other applicable remedies, MCI shall be entitled to seek injunctive relief with respect to any violation of this Paragraph 17.1. Any opportunity to cure a breach of this Paragraph shall be subject to MCI's reasonable satisfaction as to the curability of the original injury caused by such breach and the effectiveness of any attempted cure. MCI's right to enforce this Paragraph as a material provision of this Agreement shall not in any manner require a showing of financial, legal or other loss or injury to MCI of any kind.

     17.2 Customer agrees that it will obtain and maintain any and all approvals to resell MCI Services hereunder from the FCC, including requirements imposed by Section 214 of the Communications Act of 1934, as amended, and state regulatory bodies. In the event Customer fails to obtain or maintain the appropriate approvals, MCI shall not be liable for any suspension of service or other delay or failure to provide MCI Services.

     17.3 Customer shall have sole responsibility for interacting with its customers in all matters pertaining to service, including the placing and handling of service orders, service installation, operation and termination, dispute handling and resolution, and billing and collection matters. MCI shall incur no obligation, nor shall it be deemed to have any obligation, to interact with Customer's customers and end users ("End Users") for any reason or purpose. Customer shall cooperate with MCI as necessary to address and resolve service-related issues and problems and shall impose upon its customers an obligation to cooperate with Customer in addressing and resolving service-related issues and problems.

     17.4 Customer understands and accepts that, as part of MCI's normal business policy and practices and its obligations under law, MCI will engage in extensive marketing efforts in an attempt to sell its services to the public and that such efforts will result in active competition with Customer for the business of users who are Customer's End Users or prospects, provided MCI will not use Confidential Information to actively compete with Customer. Accordingly, Customer further understands and accepts that such competition by MCI is in all respects fair and proper and that Customer shall not complain, nor be heard to complain, of business lost to MCI. Under no circumstance shall any inference be derived that MCI's entry into this Agreement with Customer means that MCI will restrict its efforts to compete against Customer in any way.

     17.5 Customer understands and accepts that no fiduciary relationship arises by virtue of this Agreement and that, accordingly, MCI incurs none of the obligations that arise in such relationship as an incident of its fulfilling its obligations under this Agreement. Further, Customer understands and accepts that MCI neither

                               MCI CONFIDENTIAL
     insures the profits for Customer nor guarantees the success of Customer's business as a result of Customer's receipt of service(s) under this Agreement.

     17.6 If Customer violates or fails to abide by its obligations in this Paragraph 17 during the Service Term (or any extension of the Service Term) of the Agreement, then MCI in its discretion may terminate the Agreement without liability upon five (5) business days notice to Customer. Customer agrees to indemnify and hold MCI harmless for any actions, claims, suits, losses or damages (including attorneys' fees), arising out of or relating to any violation or breach by Customer of its obligations under this Paragraph 17.

18.  Signature Authorization.
     -----------------------

     The parties have duly executed and agreed to be bound by this Agreement as evidenced by the signatures of their authorized representatives below. Each party represents and warrants to the other that the signatory identified beneath its name below has full authority to execute this Agreement on its behalf.

19.  Entire Agreement; Amendments.
     ----------------------------

     This Agreement shall be valid only if signed by Customer by August 14, 1998, and if subsequently accepted by MCI. This Agreement, including the Exhibits and Attachments hereto, constitutes the entire agreement between the parties with respect to its subject matter. Any and all prior or contemporaneous offers, agreements, representations and understandings with respect thereto, whether written or oral, are hereby superseded. Exclusive of any Tariff or state tariff modifications initiated by MCI, once this Agreement has been executed, any amendments hereto must be made in writing and signed by both parties.

IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Agreement.

MCI TELECOMMUNICATIONS CORPORATION

By:
    ------------------------------
Print Name:  Jon McGuire
             ---------------------

Title:       Vice President
       ---------------------------

Date:
       ---------------------------

CONCENTRIC NETWORK CORPORATION

By:
    ------------------------------
Print Name:
            ----------------------
Title:
      ----------------------------
Date:
      ----------------------------

(carrier/chicago/tgc/concentriccarriertgc7/8-10-98)

                               MCI CONFIDENTIAL

                                  ATTACHMENT 1




GENERAL
-------

The rates set forth in this Agreement do not include the following: charges for MCI Services other than those set forth herein; non-Tariffed products; access or egress (or related) charges, including without limitation, tariffed access charges and access charges imposed by third parties; standard Tariffed non-recurring charges; installation; taxes or tax-like surcharges, and other tariffed charges, including without limitation, Universal Service Fund charges, Primary Interexchange Carrier charges, National Access Fees, and payphone use
charges; which, to the extent applicable, are additional.   Except as expressly
provided to the contrary, the rates set forth herein are in lieu of, and not in addition to, any other discounts, promotions, and/or credits (tariffed or otherwise).

1.  Definitions
    -----------

1.1 "ECC Locations" shall mean locations tariffed by MCI as extended call coverage locations, including, without limitation, Alaska, Hawaii, Puerto Rico, the U.S. Virgin Islands, Guam, the Northern Mariana Islands (Saipan), and American Samoa.

1.2 For purposes of this Agreement, "LEC Groups" shall mean collectively the groups set forth in Exhibit AA of this Attachment. Each LEC Group shall be known by the heading assigned to it in Exhibit AA of this Attachment and shall be comprised of the entity or entities ("Members") listed under said heading, subject to the Program Review (as defined in Paragraph 4.2 above). The headings in Exhibit AA of this Agreement are for reference and convenience only, and in no way shall they define or limit the scope of each LEC Group. Any LEC which is not listed in Exhibit AA of this Attachment shall be deemed a member of the "All Other LECs " group, subject to the Program Review.

1.3 "Terminating LEC" and "Originating LEC" will mean the LEC to which an outbound call terminates or an inbound call originates, based upon NPA/NXX designations, or complete ANI information when systems capability is developed to process such information, as determined in the Local Exchange Routing Guide ("LERG").

1.4 "Customer Location" shall mean a switch owned and operated or leased and operated by Customer or a Customer-owned and operated point of presence (POP) (i.e., a physical location at which a long distance carrier's or cellular provider's network interfaces with the network of a LEC, to which the LEC terminates subscribers circuits for cellular or long distance service).

1.5 "postalized rates" shall mean the non-distance sensitive per minute rates set forth in this Agreement.

1.6 "Peak" period shall apply during business day or standard rate periods and "Off Peak" shall apply during all other times.

2.  Product Rates.
    --------------

Customer shall receive the following rates during the Service Term for MCI Services which outbound traffic originates and inbound traffic terminates at a Customer Location. For all Intrastate Services, Customer shall pay the standard Tariff rates.

                               MCI CONFIDENTIAL

2.1  MCI PRISM I Service.

     2.1.1 Domestic Interstate PRISM 1 Service. For domestic interstate switched outbound service originating via dedicated access from a Customer Location to an MCI point of presence ("POP") (MCI PRISM I Service), except for MCI PRISM I Service terminating to ECC Locations, which will be billed at Tariff less applicable Tariff discounts (see Option H in the Tariff), Customer will pay the following non-distance sensitive ("postalized") rate per minute as determined by the terminating LEC Group and the applicable rate period.

------------------------------------------------------------------
LEC                               Peak              Off-Peak
------------------------------------------------------------------
 AMERITECH                         [*]*                [*]
 AMERITECH  IL                     [*]                 [*]
 BELL ATLANTIC                     [*]                 [*]
 BELL SOUTH                        [*]                 [*]
 NYNEX                             [*]                 [*]
 PAC BELL-CA                       [*]                 [*]
 PAC BELL  NV                      [*]                 [*]
 SWB                               [*]                 [*]
 US WEST                           [*]                 [*]
 GTE 1                             [*]                 [*]
 GTE 2                             [*]                 [*]
 GTE 3                             [*]                 [*]
 GTE 4                             [*]                 [*]
 GTE 5                             [*]                 [*]
 MCI                               [*]                 [*]
 NECA 1                            [*]                 [*]
 NECA 2                            [*]                 [*]
 NECA 3                            [*]                 [*]
 NECA 4                            [*]                 [*]
 ALIANT                            [*]                 [*]
 CENTEL                            [*]                 [*]
 CONTEL 1                          [*]                 [*]
 CONTEL 2                          [*]                 [*]
 SNET*                             [*]                 [*]
 UNITED 1                          [*]                 [*]
 UNITED 2                          [*]                 [*]
 UNITED 3                          [*]                 [*]
 OTHER**                           [*]                 [*]
------------------------------------------------------------------

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

  2.1.2 MCI PRISM I Service Credits. For domestic intrastate MCI PRISM I Service, Customer shall pay standard tariff rates in each applicable MCI state tariff. Customer shall receive an additional debit or credit determined by subtracting the following rates from the applicable MCI domestic intrastate tariffed rates for each minute of usage:

              -----------------------------------
                 State                  Rate Per
                                         Minute
              -----------------------------------
              Alabama                      [*]*
              Arizona                      [*]
              Arkansas                     [*]
              California                   [*]
              Colorado                     [*]
              Connecticut                  [*]
              Delaware                     [*]
              Florida                      [*]
              Georgia                      [*]
              Idaho                        [*]
              Illinois                     [*]
              Indiana                      [*]
              Iowa                         [*]
              Kansas                       [*]
              Kentucky                     [*]
              Louisiana                    [*]
              Maine                        [*]
              Maryland                     [*]
              Massachusetts                [*]
              Michigan                     [*]
              Minnesota                    [*]
              Mississippi                  [*]
              Missouri                     [*]
              Montana                      [*]
              Nebraska                     [*]
              Nevada                       [*]
              New Hampshire                [*]
              New Jersey                   [*]
              New Mexico                   [*]
              New York                     [*]
              North Carolina               [*]
              North Dakota                 [*]
              Ohio                         [*]
              Oklahoma                     [*]
              Oregon                       [*]

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          MCI CONFIDENTIAL

              Pennsylvania                 [*]*
              Rhode Island                 [*]
              South Carolina               [*]
              South Dakota                 [*]
              Tennessee                    [*]
              Texas                        [*]
              Utah                         [*]
              Vermont                      [*]
              Virginia                     [*]
              Washington                   [*]
              West Virginia                [*]
              Wisconsin                    [*]
              Wyoming                      [*]

     The debit or credit amount shall be applied to Customer's domestic interstate monthly usage charges. Such amount shall not exceed Customer's domestic interstate monthly charges (excluding applicable taxes, surcharges, and pass-through access/egress or related charges) and may not be carried forward to the next month.

     2.1.3 MCI International PRISM I Service. For MCI International PRISM I Service originating via dedicated access from a Customer Location and terminating in international countries, Customer shall pay the rates set forth in Exhibit A of this Attachment 1. Where rates are not provided for specific countries in Exhibit A, Customer shall pay Tariff rates less applicable Tariff discounts.

2.2  MCI Toll Free Service.

     2.2.1 Domestic Interstate MCI Toll Free DAL Service. For domestic interstate inbound services terminating via dedicated access from an MCI POP to a Customer Location (MCI Toll Free DAL Service), except for MCI Toll Free DAL Service originating from ECC Locations as provided below, and except for Peak toll free traffic as noted below, Customer will pay the following postalized rate per minute as determined by the originating LEC Group and Customer's Monthly Usage:

     --------------------------------------------------------------------------------------------------------
                                 [*]                        [*]                        [*]
     --------------------------------------------------------------------------------------------------------
     Originating LEC        Peak      Off-Peak         Peak      Off-Peak         Peak      Off-Peak
     --------------------------------------------------------------------------------------------------------
     AMERITECH               [*]
     AMERITECH  IL
     BELL ATLANTIC
     BELL SOUTH
     NYNEX
     PAC BELL-CA
     PAC BELL  NV
     SWB
     US WEST
     GTE 1
     --------------------------------------------------------------------------------------------------------

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

     --------------------------------------------------------------------------------------------------------
                                 [*]                        [*]                        [*]
     --------------------------------------------------------------------------------------------------------
     Originating LEC        Peak      Off-Peak         Peak      Off-Peak         Peak      Off-Peak
     --------------------------------------------------------------------------------------------------------
     GTE 2                   [*]*
     GTE 3
     GTE 4
     GTE 5
     MCI
     NECA 1
     NECA 2
     NECA 3
     NECA 4
     ALIANT
     CENTEL
     CONTEL 1
     CONTEL 2
     SNET
     UNITED 1
     UNITED 2
     UNITED 3
     OTHER
     -------------------------------------------------------------------------------------------------------

     For MCI Toll Free DAL Service originating from ECC locations, Customer will pay standard MCI tariffed rates, less applicable tariffed discounts (see Option F in the Tariff).

     2.2.2   Peak Surcharge.   Customer agrees that during each month of the
     Service Term, Customer's peak domestic interstate traffic for MCI Toll Free DAL Service shall not exceed [*] of Customer's total domestic interstate traffic for such service ("Peak Traffic Threshold"). Customer shall pay an additional charge of $[*] per minute on all traffic exceeding the Peak Traffic Threshold.

     2.2.3 MCI Toll Free DAL Service Credits. For domestic intrastate MCI Toll Free DAL Service, Customer shall pay standard tariff rates in each applicable MCI state tariff. Customer shall receive a debit or credit determined by subtracting the following rates from the applicable MCI domestic intrastate tariffed rates for each minute of usage:

                       State           Rate Per
                                        Minute
                     ------------------------------
                     Alabama              [*]
                     Arizona              [*]
                     Arkansas             [*]
                     California           [*]
                     Colorado             [*]
                     Connecticut          [*]
                     Delaware             [*]
                     Florida              [*]

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

                       Georgia              [*]*
                       Idaho                [*]
                       Illinois             [*]
                       Indiana              [*]
                       Iowa                 [*]
                       Kansas               [*]
                       Kentucky             [*]
                       Louisiana            [*]
                       Maine                [*]
                       Maryland             [*]
                       Massachusetts        [*]
                       Michigan             [*]
                       Minnesota            [*]
                       Mississippi          [*]
                       Missouri             [*]
                       Montana              [*]
                       Nebraska             [*]
                       Nevada               [*]
                       New Hampshire        [*]
                       New Jersey           [*]
                       New Mexico           [*]
                       New York             [*]
                       North Carolina       [*]
                       North Dakota         [*]
                       Ohio                 [*]
                       Oklahoma             [*]
                       Oregon               [*]
                       Pennsylvania         [*]
                       Rhode Island         [*]
                       South Carolina       [*]
                       South Dakota         [*]
                       Tennessee            [*]
                       Texas                [*]
                       Utah                 [*]
                       Vermont              [*]
                       Virginia             [*]
                       Washington           [*]
                       West Virginia        [*]
                       Wisconsin            [*]
                       Wyoming              [*]


     The debit or credit amount shall be applied to Customer's domestic interstate monthly usage charges. Such amount in any month shall not exceed Customer's domestic interstate monthly usage charges (excluding taxes,

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL
     surcharges, and pass through access/egress or related charges) and may not be carried forward to the next month.

     2.2.4 MCI Toll Free DAL Service Charges. For the domestic interstate MCI Toll Free DAL Features noted below, Customer shall pay the charges listed in Table A below, per each 800 number, except that Customer shall pay no more than the maximum amount indicated in Table B below for the Toll Free Features, for each Corporate I.D. For any Toll Free Feature not listed in Table A below, Customer shall pay the Tariff rates in Sections 3.086 and
     3.088 of the Tariff (or successor Tariff sections):

A.
           --------------------------------------------------------------------
           FEATURE (Charge is per 800         Monthly    Install     Changes
           number):
           -------------------------------------------------------------------
            Basic Routing Feature Package:      $[*]*      $[*]       $[*]
            .  Point of Call Routing
            .  MCI Exchange Routing
            .  Day of Week Routing
            .  Time Interval Routing
            .  Percentage Allocation Routing
            .  Sequential Allocation Routing
            .  MCI Quota Routing
            .  MCI Profile Routing
            .  Most Available Agent Routing
            .  MCI Rules Based Routing
            Tailored Call Coverage
            Holiday Routing
            ID Codes (per 100)
            DNIS
           ---------------------------------------------------------------------

     B.
            --------------------------------------------------------------------
            Maximum Amounts on MCI Toll Free DAL Features (per Corporate ID):
            --------------------------------------------------------------------
            Monthly Recurring Charges:                        $[*]/Corp ID
            Non-Recurring Install Charges:                    $[*]/Corp ID
            Non-Recurring Change Order Charges:               $[*]/Corp ID/month
            --------------------------------------------------------------------

     2.2.5 MCI International Toll Free DAL Service. For MCI Toll Free DAL Service calls that originate in an international country and terminate in the domestic United States via dedicated access (excluding service to ECC Locations for which Customer shall pay Tariff rates less applicable Tariff discounts), Customer shall receive a [*] discount off the standard Tariff rates in Option F, Section 3.082121 (or any successor Tariff section) for such service. Customer is not eligible to receive the MCI Toll Free Service Value Insurance Plan Plus ("VIP Plus") or the MCI Toll Free Service Multi-Option Discount ("Toll Free MOD") discounts set forth in the Tariff, for MCI International Toll Free DAL Service.

     2.2.6 International Toll Free DAL Service Originating in Canada. For International Toll Free DAL Service traffic terminating via dedicated access and originating in Canada, Customer will pay the postalized rate per minute of $[*].

2.3  MCI Domestic Interstate Private Line Services.

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

     2.3.1 DS-O, TDS 1.5 and TDS-45 (collectively or individually referred to herein as "Private Line Service" or "Private Line Circuits") with [*]* or greater domestic interstate traffic shall be deemed MCI domestic interstate Private Line Service and Customer shall receive the rates set forth below. Private Line Circuits with less than [*] domestic interstate traffic shall be deemed MCI domestic intrastate Private Line Service and shall receive standard tariff rates and shall contribute to Customer's Monthly Commitment and any applicable subcommitments.

     2.3.2 The following pricing is only for channelized or non-channelized point to point Private Line Circuits. For channelized Private Line Circuits, additional charges may apply. For domestic interstate Private Line Service terminating at a Customer Location, Customer will pay, in addition to all taxes and tax-related surcharges, the Inter-Office Channel ("IOC") monthly charges based on circuit mileage as set forth in the tables below.

     A.   DS-0

          Circuit Length                      Rate
          --------------                      ----
          1-99 miles                          $[*] flat
          100-599 miles                       $[*] per DS0 mile
          600+ miles                          $[*] per DS0 mile


     B.   TDS 1.5
          Circuit Length                      Rate
          --------------                      ----
          1-49 miles                          $[*] flat
          50-99 miles                         $[*] per DSO mile
          100+ miles                          $[*] per DS0 mile

     C.   TDS 45

          Circuit Length                      Rate
          --------------                      -----
          1-50 miles                          $[*] flat
          51-114 miles                        $[*] flat
          115-250 miles                       $[*] per DSO mile
          251+ miles                          $[*] per DS0 mile

     2.3.3 In addition to all other charges described in this section, Customer shall pay the following installation charge and monthly charges to cross connect Private Line Circuits:

          Access  Type          Monthly Rate       Installation
          ------------          ------------       ------------
          Per channel of
          a T-1                      [*]               [*]
          T-1                        [*]               [*]
          DS-3                       [*]               [*]


     2.3.4 The IOC monthly charges for domestic interstate Private Line Services include all monthly recurring Central Office Connection ("COC") and monthly recurring Access Coordination ("AC") and exclude all monthly recurring access charges and monthly non-recurring charges for Private Line Services. The rates for

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL
     domestic interstate Private Line Services provided herein are in lieu of any promotions and discounts available from MCI in the Tariff or applicable state tariff for the AC, COC and IOC portion of such service including, without limitation, the Network Pricing Plan(s) specified in the Tariff.

     2.3.5 Rates for domestic interstate Private Line Services are based on a least mileage routing and the mileage per route is determined by using the airline mileage between the two applicable MCI Dedicated Leased Line cities in accordance with the calculation as set forth in Section C-11, Table I, Part A of the Tariff. Rates for domestic interstate Private Line Service shall apply only to circuits that are wholly-owned and operated end-to-end by MCI. MCI will be under no obligation to obtain or provide, by lease or otherwise, any circuit not available on MCI's network at the time an order is placed by Customer for such circuit. If MCI, in its discretion, elects to obtain a circuit for Customer where MCI circuits are otherwise unavailable, the rates herein will not apply and the parties shall agree upon applicable charges for such circuit prior to MCI obtaining such circuit.

     2.3.6 The rates for domestic interstate Private Line Services provided herein are in lieu of any rates, charges, promotions and discounts available from MCI in the Tariff or applicable state tariff for the AC, COC and IOC portion of such service including, without limitation, the Network Pricing Plan(s) specified in the Tariff.

     2.3.7 The provisioning of domestic interstate Private Line Service is based upon service availability, as determined by MCI. The availability of domestic interstate Private Line Service is limited and MCI does not guarantee the provisioning of such service. Customer's ability to comply with the Monthly Commitment set forth in Paragraph 2, shall not be contingent upon the provisioning of domestic interstate Private Line Service.

     2.3.8 Customer shall receive a recurring monthly discount of [*]* on Customer's total monthly usage for dedicated Private Line Service (Local
     Loop), e.g., dedicated Private Line and dedicated voice services, utilizing T-1 and DS-3 circuits, provided, Customer has such circuits located at MCI facilities or locations or has otherwise provided for local access. Customer shall not be obligated to pay any AC or COC charges as set forth in the Tariff for such circuits.

3.   Domestic HyperStream Frame Relay Service.

Customer will receive the standard hpp discount associated with a [*] Monthly Minimum and two (2) year term of service as set forth in the Tariff. This discount shall not apply to the following: charges for MCI services other than those described in Section 2; non-tariffed products; access or egress (or related) charges imposed by third parties; Directory Assistance charges; standard tariffed non-recurring charge; taxes and tax-related surcharges; and government surcharges.

4.   Directory Assistance.

For domestic interstate directory assistance, Customer will pay, in addition to all applicable federal, state and local taxes and surcharges, $[*] per call. in each month in which Customer's total number of domestic interstate directory assistance calls equals or exceeds [*], the above postalized rate for directory assistance shall be reduced by $[*] per call.

5.   MCI Carrier Debit Card.

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

     5.1 Customer shall utilize MCI for the debit card platform and transport of Customer's domestic interstate termination of debit card traffic. Debit card units shall be as defined in the Tariff (hereinafter "Debit Card Units"). The rates below shall include access to the MCI debit card platform, transport, order entry and debit card activation. customer shall pay the following rate per Debit Card Unit, as determined by the number of Debit Card Units purchased by customer in each individual purchase, and not determined by the aggregate number of debit card units purchased throughout the service term. The rates listed below do not include operator services. If Customer chooses to purchase mci operator services, pursuant to the terms and conditions of the tariff, an additional $[*]* per Debit Card Unit shall be added to the rates below. The rates listed below do not include customer services. If Customer chooses to purchase MCI customer services, pursuant to the terms and conditions of the Tariff, an additional $[*] per Debit Card Unit shall be added to the rates below.

     Total Units
     Per Order               Rate Per Unit
     -----------             -------------
     50,000 - 300,000        [*]
     300,001 - 600,000       [*]
     600,001 - 900,000       [*]
     900,001 - 2,000,000     [*]
     2,000,001 - 5,000,000   [*]

     5.2 Customer shall order a minimum of [*] Units per order. Notwithstanding Paragraph 6 of the Agreement, Customer shall pay MCI for all orders under this Paragraph 5 before fulfillment of such orders.

     5.3 Customer's Debit Card Units will only be reduced by the Debit Card Units utilized by completed calls (calls that are answered at the ultimate destination). MCI shall determine the number of Debit Card Units necessary to receive one minute of international calling ("Depletion Schedule"). Presently the depletion schedule is in accordance with Option Y, Section
     C.3.2.6 of the Tariff (or any successor Tariff section) ("Tariff depletion schedule"). MCI retains the right to develop and implement (upon thirty
     (30) day prior notice) a separate and distinct depletion schedule which shall supersede the Tariff depletion schedule. Customer shall receive no refund or reimbursement for unused Debit Card Units.

     5.4 In addition to the above rates, Customer shall pay an additional [*] charge for each customized script identifying Customer to its end user.

     5.5 Unless otherwise provided herein, Customer shall be solely responsible for all debit card fulfillment, customer service and any operator services.

     5.6 Customer shall not include MCI's name or logo on any Customer debit card.

     5.7  The debit card is a non-replenishable promotion card.

6.   MCI Feature Card Service.

Customer will receive the rates, terms and conditions for MCI Feature Card Service set forth in Exhibit B of this Attachment 1 and the Attachment to Exhibit B.

7.   Network MCI Conferencing.

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

     7.1 If Customer elects to use network MCI Conferencing, Customer agrees that during each monthly billing period of the Service Term Customer will purchase from MCI at [*]* of networkMCI Conferencing Service (net of taxes and tax-related surcharges) ("Conference Calling Subcommitment"). If Customer fails to equal or exceed such subcommitment, Customer will pay the amount billed plus the difference between the amount billed and the Conference Calling Subcommitment. In no event shall this amount exceed the Conference Calling Subcommitment.

     7.2 For the types of domestic interstate networkMCI Conferencing ("Conferencing") specified below, Customer shall pay (in addition to all applicable taxes and tax-related surcharges), the following postalized rates per minute per bridge port used, with rounding to the next higher full minute. The per minute rates shall not include Tariff set-up fees, which are waived. Such rates for domestic interstate networkMCI Conferencing are in lieu of Tariff rates described in Section C.17211 and C.1741, and also in lieu of any volume discounts or promotions. All other fees and charges for the service shall be at Tariff rates.

     7.3 For domestic interstate Toll Meet Me Service, Customer shall pay (in addition to all applicable taxes and tax-related surcharges) the postalized rate of $[*] per minute per bridge port used during all conference calling.

     7.4 For domestic interstate Dial-Out Service and Toll Free Meet Me Services, Customer shall pay (in addition to all applicable taxes and tax-related surcharges), the following postalized rates per minute per bridge port used, on all networkMCI Conferencing and as determined by Customer's total monthly net networkMCI Conferencing usage measured at the postalized rate of $[*] per minute per bridge port.

                  Total Monthly Net
                  networkMCI                  Rate
                  Conferencing Usage          Per Minute
                  ------------------          ----------
                  [*]                         [*]
                  [*]                         [*]
                  [*]                         [*]
                  [*]                         [*]
                  [*]                         [*]
                  [*]                         [*]
                  [*]                         [*]

     7.5 For domestic interstate Unattended Meet Me Service, Customer shall pay (in addition to all applicable taxes and tax-related surcharges), the following postalized rates per minute per bridge port used during all Conferencing as determined by Customer's total monthly net networkMCI Conferencing usage measured at the postalized rate of [*] per minute per bridge port.

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

                Total Monthly Net
                networkMCI                Rate
                Conferencing Usage        Per Minute
                ------------------        ----------
                [*]*                      [*]
                [*]                       [*]
                [*]                       [*]
                [*]                       [*]
                [*]                       [*]
                [*]                       [*]
                [*]                       [*]

     7.6 In order to receive the rates set forth in subsections 7.3, 7.4 and 7.5 above, Customer must fulfill the following criteria throughout the term:

          (a) Customer shall provide a toll free line to Customer's end-users exclusively used for customer service purposes; and
          (b) Customer shall provide a toll free line to the MCI Conference Center exclusively used for reservations; and
          (c) Customer shall provide its own customer service personnel and access.

     7.7 MCI shall provide to Customer: (i) generic branding for inbound conference calls; and (ii) customized branding for inbound calls for reservation services. However, MCI shall not provide billing services to Customer's end-users.

8.   Credits and Additional Discounts.
     ---------------------------------

8.1 MCI Private Line Discount. During each monthly period of the Service Term in which Customer meets its Monthly Commitment, Customer will receive a discount on that months IOC charges for MCI domestic interstate Private Line Services relating to usage of domestic interstate T-1 and DS-3 circuits as set forth in Section 2.3 of this Attachment 1, net of access charges, taxes and tax-related surcharges ("Monthly Private Line Revenue"). This discount will be a percentage of Customer's Monthly Private Line Revenue, as determined by the following schedule:


               Monthly Private
               Line Revenue       Discount
               ------------       --------
               [*]                [*]


8.2  Installation Credit.

     Customer shall receive a credit of up to [*] which shall be applied to the one-time installation and other non-recurring MCI Tariff charges (not including local exchange carrier or other third party access provider charges) associated with the implementation of DS-0, TDS 1.5 and TDS-45 Private Line Service. Customer will be entitled to the credits specified in this paragraph, provided that (i) the credits shall only apply to circuits ordered and installed during the Service Term of this Agreement; and (ii) each circuit must remain in service

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL
     with MCI for at least twelve (12) months after the date of initial installation, unless terminated to be replaced by another circuit with MCI of equal or greater length. Customer shall reimburse MCI for the prorated portion of any credits received for any such circuits terminated and not replaced by another circuit with MCI of equal or greater length.

8.3 MCI Private Line Discount. All MCI OC-3 or OC-12 point to point Private Line circuits provided to Customer under this Agreement will receive any applicable standard Tariff discounts.

                                   EXHIBIT AA

                                   LEC GROUPS
                                   ----------


                               MCI CONFIDENTIAL

                                   EXHIBIT A

                          Prism I International Rates
    Customer will receive the following rates based on total monthly usage.


--------------------------------
COUNTRY                  [*]*
Angola
Anguilla
Antigua
Argentina
Aruba
Australia
Austria
Bahamas
Bahrain
Bangladesh
Barbados
Belgium
Belize
Benin
Bermuda
Bolivia
Brazil
British Virgin Islands
Cambodia
Cameroon
Canada
Cayman Islands
Chile
China
Colombia
Costa Rica
Croatia
Cyprus
Czech Republic
Denmark
Dominica
Dominican Republic
Ecuador
Egypt
El Salvador
Ethiopia
Finland
France
-------------------------------

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

-------------------------------
Gambia                    [*]*
Germany
Ghana
Greece
Grenada
Guadeloupe
Guam
Guatemala
Guinea
Guyana
Haiti
Honduras
Hong Kong
Hungary
Iceland
India
Indonesia
Iran
Iraq
Ireland
Israel
Italy
Ivory Coast
Jamaica
Japan
Jordan
Kenya
Korea, South
Kuwait
Lebanon
Liberia
Luxembourg
Malaysia
Mexico Band 1 Day
Mexico Band 1 Night
Mexico Band 2 Day
Mexico Band 2 Night
Mexico Band 3 Day
Mexico Band 3 Night
Mexico Band 4 Day
Mexico Band 4 Night
Mexico Band 5 Day
Mexico Band 5 Night
Mexico Band 6 Day
Mexico Band 6 Night
-------------------------------

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

-------------------------------------------
Mexico Band 7 Day                     [*]*
Mexico Band 7 Night
Mexico Band 8 Day
Mexico Band 8 Night
Morocco
Mozambique
Myanmar
Netherlands
Netherlands Antilles
New Caledonia
New Zealand
Nicaragua
Nigeria
Norway
Oman
Pakistan
Panama
Paraguay
Peru
Philippines
Poland
Portugal
Qatar
Romania
Russia
Sao Tome And Principe
Saudi Arabia
Senegal
Sierra Leone
Singapore
South Africa
Spain
Sri Lanka
St. Kitts
St. Lucia
St. Vincent And Grenadines
Suriname
Sweden
Switzerland
Syria
Taiwan
Tanzania
Thailand
Togo
Trinidad And Tobago
---------------------------------------

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

-------------------------------------------
Tunisia                               [*]*
Turkey
Turks And Caicos Islands
Uganda
Ukraine
United Arab Emirates
United Kingdom
Uruguay
Venezuela
Vietnam
Yemen
Zaire
Zambia
Zimbabwe
-------------------------------------------

[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

                                   EXHIBIT B

                         MCI FEATURE CARD SERVICE AND
                     ASSOCIATED FEATURE SERVICES DISCOUNT

A.   MCI Feature Card Service (Option T).

     When used under this Paragraph A, MCI Feature Card Service shall refer to such service only as accessed by dialing the unique 800 access number assigned by MCI to the MCI Feature Card Service.

     1) For domestic (i.e., within the U.S., but excluding ECC Locations) interstate usage of MCI Feature Card (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service), Customer shall pay a postalized rate of $[*]* per minute.

     2) (a) For domestic intrastate usage of MCI Feature Card (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service), Customer shall pay standard tariff rates for MCI Feature Card Service in each applicable MCI state tariff.

         (b) Customer shall receive a credit for domestic intrastate usage of MCI Feature Card Service, which when combined with the rates identified in 2(a) above, shall yield the postalized rate of $[*] per minute (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service).

         (c) The credit amount in 2(b) above shall be applied to Customer's domestic interstate monthly usage charges (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities and enhanced feature charges associated with the MCI Feature Card Service). The credit amount in any month shall not exceed such interstate monthly usage charges and shall not be carried forward to any subsequent month.

         3) During each month of the Service Term, Customer shall receive a credit calculated by multiplying [*] times Customer's domestic interstate, intrastate (after application of the credit described in Paragraph 2(b) above) and international usage charges of MCI Feature Card Service (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service). The credit amount shall be applied to Customer's domestic interstate monthly usage charges (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities and enhanced feature charges associated with the MCI Feature Card Service). The credit amount in any month shall not exceed such interstate monthly usage charges and shall not be carried forward to any subsequent month.

         4) The following MCI Feature Card surcharges shall be charged according to the following schedule:

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL


                 FROM                                            TO                          Direct
                 ----                                            --                          ------
                                                                                             Dial
                                                                                             ------
United States ("U.S")                     U.S.                                                 [*]*

U.S.                                      U.S., within the same State(domestic intrastate)

U.S.                                      ECC Locations

ECC Locations                             U.S.

ECC Locations                             Canada

ECC Locations                             International Locations (other than Canada)

Canada                                    ECC Locations

Canada                                    International Locations

        5) The above discounts for MCI Feature Card Service are in lieu of any Tariff discounts including, without limitation, the discounts for MCI Feature Card Service available under MCI VIP, MCI VIP Plus, MCI MOD and MCI CAS Service.

        6) For MCI Feature Card Service, if Customer elects to use MCI for fulfillment, Customer shall pay MCI the fulfillment costs associated with Customer's usage of MCI Feature Card Service plus an administrative charge for handling fulfillment in an amount equal to fifteen percent (15%) of the fulfillment costs.

        7) For MCI Feature Card Service, MCI shall provide the fraud detection procedures set forth in the Attachment to Exhibit B attached hereto, and incorporated herein by reference. Customer shall be responsible for all fraud associated with its usage of MCI Feature Card Service, except as set forth in the Attachment to Exhibit B.

B.  Discounts on Non-Tariffed Feature Services.

        1) Customer will be entitled to the following applicable incremental discounts on Customer's usage of non-tariffed Feature Card Services (MCI Messenger Service, *3 Flexible Routing for Voice Mail, Voice News Network and Speed Dialing) as determined by Customer's Non-Tariffed Feature Services Monthly Usage (as defined below):

                        Non-Tariffed
                        Feature Services
                        Monthly Usage           Discount
                        ----------------        --------

                        [*]

     The above discounts shall apply only to Customer's usage of non-tariffed Feature Services provided pursuant to MCI's standard terms and conditions for such services, but not to charges for installation, taxes or

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL
     surcharges, and charges for local access/egress services or facilities associated with non-tariffed Feature Services.

        2) Non-Tariffed Feature Services Monthly Usage shall mean Customer's monthly combined recurring and usage charges for non-tariffed Feature Services at standard pricing but not including taxes (and gross receipts taxes), surcharges, and any charges for MCI Tariff or state tariff services.

C.   Discounts on Tariffed Feature Services.

        1) Customer will be entitled to the following applicable incremental discounts on Customer's usage of tariffed Feature Card Services (i.e., conference calling) as determined by Customer's Tariffed Feature Services Monthly Usage (as defined below):

                     Tariffed
                     Feature Services
                     Monthly Usage      Discount
                     -------------      --------
                     [*]*

     The above discounts shall apply only to Customer's usage of tariffed Feature Services provided pursuant to MCI's standard terms and conditions for such services, but not to charges for installation, taxes or surcharges, and charges for local access/egress services or facilities associated with tariffed Feature Services.

        2) Tariffed Feature Services Monthly Usage shall mean Customer's monthly combined recurring and usage charges for tariffed Feature Services at standard pricing but not including taxes (and gross receipts taxes), surcharges, and any charges for MCI Tariff or state tariff services.

_______________________
[*] Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               MCI CONFIDENTIAL

                            ATTACHMENT TO EXHIBIT B

                  MCI FEATURE CARD FRAUD DETECTION PROCEDURES
                  -------------------------------------------


All calling card calls will be validated by MCI to permit only those calls authorized or facilitated by Customer or legitimate card holders. MCI will, at the direction of Customer, preclude all calls utilizing expired or terminated calling card numbers compared against an authorized list provided by Customer and will be responsible for all fraudulent use, unauthorized use, misuse, or abuse of calling cards occurring after MCI receives actual notice of the expiration or termination of a calling card or receives specifically detailed written notification concerning any card which has been lost, stolen, compromised or which Customer has reason to believe is or may be used fraudulently. MCI will deactivate a calling card within four (4) hours of receipt by MCI's Consumer Markets Fraud Detection of a request by Customer.

In addition, all calling card calls will be monitored by MCI for fraudulent use, unauthorized use, misuse or abuse on a twenty four (24) hour a day, seven (7) days a week basis. MCI shall establish fraud prevention, detection and minimization procedures so that fraudulent use arising from lost or stolen calling cards and potential disruption to authorized card holders will be minimized.

MCI will not hold the Customer responsible for "service fraud" associated with the unauthorized use of an MCI calling card. "Service fraud" can best be described as unauthorized use of an MCI calling card following the involuntary theft or loss of a card which was not intentionally facilitated or impliedly authorized by Customer or an authorized user. "Service fraud" often follows the theft of a wallet, purse or briefcase, or sometimes is the result of "shoulder surfing" (thieves observing/recording authorization codes) which occurs at payphones located in airports, bus terminals, train stations and the like. MCI shall not be responsible for losses caused by fraudulent information submitted by a card holder in subscribing for calling card services or for usage which was intentionally facilitated or impliedly authorized by an authorized user.

In the event that MCI is unable to contact Customer of suspected abuse of the calling card, in order to minimize potential abuse, MCI will deactivate any calling card which has exceeded established fraud detection parameters or which MCI has reason to believe is or may be used fraudulently.

                               MCI CONFIDENTIAL

                                  ATTACHMENT 2

                                 LETTER OF AGENCY
                                 ----------------


ATTENTION: Concerned Local Operating Companies, AT&T and other Common Carriers and All Equipment Vendors

The undersigned appoints MCI Telecommunications Corporation or any of its affiliated companies ("MCI") as agent for the purpose of ordering, in connection with MCI's provision of service to the undersigned, changes in and/or maintenance on specific telecommunications service that you provide to the undersigned including, without limitation, removing, adding to or rearranging such telecommunications service.

You are hereby released from any and all liability for making pertinent information available to MCI and for following MCI's instructions with respect to any changes to or maintenance on the undersigned's telecommunications service. You may deal directly with MCI on all matters pertaining to telecommunications service and should follow instructions with respect thereto. This authorization will remain in effect until modified or rescinded in writing by the undersigned.

Signed this _______ day of ___________, 1998.

CONCENTRIC NETWORK CORPORATION


By:
   --------------------------
Authorized Customer Signature


-----------------------------
Name/Title


-----------------------------
Date


                               MCI CONFIDENTIAL

                                  LEC Exhibit


                                      [*]




------------
* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. A total of 25 pages has been omitted. Confidential treatment has been requested with respect to the omitted portions.